UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2016

ARCTIC CAT INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North 3rd Street Minneapolis, Minnesota	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 350-1800

(Registrant’s telephone number, including area code)

505 Highway 169 North, Suite 1000

Plymouth, Minnesota 55441

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2016, at a meeting of the board of directors (the “Board”) of Arctic Cat Inc. (the “Company”), the Board approved an amendment to the Company’s Amended and Restated Bylaws to conform a change in the principal office of the Company to Minneapolis, Minnesota.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Amendment to Amended and Restated Bylaws of Arctic Cat Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.

Dated: October 27, 2016	By:	/s/ Christopher J. Eperjesy
Christopher J. Eperjesy
Chief Financial Officer

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amendment to Amended and Restated Bylaws of Arctic Cat Inc.